Exhibit 99.1

FirstEnergy Corp.	For Release: February 18, 2021
76 South Main Street
Akron, Ohio 44308
www.firstenergycorp.com

News Media Contact:	Investor Contact:
Jennifer Young	Irene Prezelj
(216) 337-8789	(330) 384-3859

FirstEnergy Appoints John W. Somerhalder Vice Chairman
of the FirstEnergy Board of Directors

Will also serve as executive director, providing guidance to the executive team

Adds extensive energy and utilities sector experience

Akron, Ohio – FirstEnergy Corp. (NYSE: FE) today announced that John W. Somerhalder has been appointed vice chairman of FirstEnergy’s Board of Directors, effective March 1, 2021. Somerhalder will also serve as executive director and a member of FirstEnergy’s executive leadership team in a transitional capacity while the company focuses on advancing its immediate strategic priorities.

As vice chairman, he will help lead efforts to rebuild trust with FirstEnergy’s external stakeholders, including regulators and the financial community. In his role as executive director, Somerhalder will also serve as a member of FirstEnergy’s Executive Council and support the senior leadership team’s efforts to achieve its priorities and strengthen the company’s governance and compliance functions during this time of unprecedented change.

Somerhalder will report to the Board, and will work closely with its members, particularly Donald T. Misheff, who continues as non-executive chairman of the Board. Christopher D. Pappas, who was appointed executive director in October 2020, will continue to serve on FirstEnergy’s Board of Directors as an independent director.

“We are pleased to welcome John to FirstEnergy’s Board of Directors,” Misheff said. “He is a 40-year energy industry executive with extensive experience navigating complex situations.

His proven expertise in driving strong corporate governance and his external perspective will help FirstEnergy navigate its current challenges and objectives.”

Steven E. Strah, president and acting chief executive officer, said, “I look forward to working with John as we execute our long-term, customer-focused growth strategy and position FirstEnergy to continue delivering value for all stakeholders.”

“I’m eager to begin working with Steve and the Board to help advance FirstEnergy’s strategic priorities and continue to build a culture of ethics and integrity,” Somerhalder said.

In 2020, Somerhalder served as interim president and chief executive officer of CenterPoint Energy, an electric and natural gas utility serving markets in several regions of the United States, and was a member of the company’s Board of Directors from 2016 to 2020.

Somerhalder served as interim president and CEO of Colonial Pipeline in 2017 and as president and chief executive officer of AGL Resources from 2006 to 2015. He was chairman of the company’s Board of Directors from 2007 to 2015. He began his career at El Paso Corporation, where he spent almost 30 years, rising through the ranks from an engineer to president of El Paso Pipeline Group and executive vice president of El Paso Corporation.

Somerhalder is a member of the Board of Directors of Gulfport Energy and is chairman of Atlanta BeltLine Inc., an organization leading the planning and development of the Atlanta BeltLine around the city of Atlanta.

FirstEnergy is dedicated to integrity, safety, reliability and operational excellence. Its 10 electric distribution companies form one of the nation's largest investor-owned electric systems, serving customers in Ohio, Pennsylvania, New Jersey, West Virginia, Maryland and New York. The company's transmission subsidiaries operate approximately 24,500 miles of transmission lines that connect the Midwest and Mid-Atlantic regions. Follow FirstEnergy on Twitter @FirstEnergyCorp or online at www.firstenergycorp.com.

(021821)

Forward-Looking Statements: This news release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the results of our ongoing internal investigation matters and evaluation of our controls framework and remediation of our material weakness in internal control over financial reporting; the risks and uncertainties associated with government investigations regarding Ohio House Bill 6 and related matters including potential adverse impacts on federal or state regulatory matters including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, maintaining financial flexibility, overcoming current uncertainties and challenges associated with the ongoing governmental investigations, executing our transmission and distribution investment plans, controlling costs, improving our credit metrics, strengthening our balance sheet and growing earnings; economic and weather conditions affecting future operating results, such as a recession, significant weather events and other natural disasters, and associated regulatory events or actions in response to such conditions; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; the extent and duration of COVID-19 and the impacts to our business, operations and financial condition resulting from the outbreak of COVID-19 including, but not limited to, disruption of businesses in our territories, volatile capital and credit markets, legislative and regulatory actions, the effectiveness of our pandemic and business continuity plans, the precautionary measures we are taking on behalf of our customers, contractors and employees, our customers’ ability to make their utility payment and the potential for supply-chain disruptions; the potential of non-compliance with debt covenants in our credit facilities due to matters associated with the government investigations regarding Ohio House Bill 6 and related matters; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, the impact of climate change or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions affecting us and/or our major industrial and commercial customers or others with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts and other trust funds, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our SEC filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update or revise, except as required by law, any forward-looking statements contained herein or the information incorporated by reference as a result of new information, future events or otherwise.